Robinhood Ventures Fund II

Unlock early stage investments

Watch the Robinhood Ventures Fund II Roadshow kickoff on August 3 at 12 PM ET to learn more.

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Hi {{.first_name}}, Robinhood Ventures Fund II is expanding access to early and growth stage private companies for everyday investors. Watch the Roadshow kickoff on August 3 to learn more. Afterwards, shares will be open to request on the platform.

⏳ Date & time: August 3 at 9 AM PT / 12 PM ET

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More about Robinhood Ventures Fund II:

- RVII is a Business Development Company (BDC) that invests primarily in private companies at their earliest stages of growth
- RVII features companies from the Y Combinator ecosystem, the incubator behind companies like Stripe and Airbnb*

RVII may not be suitable for all investors. There can be no guarantee RVII will achieve its investment objective or that RVII's management will produce the desired results.

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund II (“RVII”) has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVII will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526 or by emailing prospectus-ny@ny.email.gs.com; or from RVII by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVII before investing. The prospectus, which will contain this and other information about RVII, should be read carefully before investing.

*Companies are provided for illustrative purposes only and are intended solely as well-known examples to describe the accelerator ecosystem forming the focus of RVII's investment universe. The companies are not, and have never been, holdings of RVII. Their inclusion does not constitute a recommendation, endorsement, or solicitation with respect to any security, nor does it represent any affiliation with, or approval by, those companies. Past performance of companies referenced herein, or of Y Combinator or comparable ecosystems, is not indicative of future results, and no inference should be drawn that investments made by RVII will perform similarly. Early-stage company ecosystems produce a wide range of results, including failures. The outcomes of the companies identified are not representative of companies emerging from Y Combinator or similar accelerator programs, and should not be viewed as typical or representative of expected outcomes for companies in which RVII invests.

"Y Combinator" is a registered trademark of Y Combinator Management, LLC or its affiliates and is used by the Fund with permission. Y Combinator does not sponsor, endorse, or promote the Fund and has no responsibility for the management or performance of the Fund.

Investing in early-stage private companies involves a high degree of risk and is not appropriate for all investors. Most early-stage companies fail, and investors could lose their entire investment. Because these companies are new and evaluated quickly, there is limited track record or information available before an investment is made, and any positive returns may take years to materialize, if they occur at all.

Securities trading offered through Robinhood Financial LLC, Member SIPC, a registered broker-dealer, and a subsidiary of Robinhood Markets, Inc.

Robinhood Ventures is the investment adviser for RVII. Robinhood Ventures is the dba name for Robinhood Ventures DE, LLC ("RHV" or "Adviser"). RHV is a wholly owned subsidiary of Robinhood Markets, Inc. Robinhood and its affiliates generally earn more money from affiliated funds (like RVII) than from unaffiliated funds.

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